UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2015

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On April 21, 2015, EXCO Resources, Inc. (“EXCO” or the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Energy Strategic Advisory Services LLC (“ESAS”). The entry into the Registration Rights Agreement was in connection with the Services and Investment Agreement dated March 31, 2015, by and between EXCO and ESAS (the “Services and Investment Agreement”).

Pursuant to the Services and Investment Agreement, ESAS agreed to purchase (i) 5,882,353 of EXCO’s common shares, par value $0.001 per share (“Common Stock”), at a price per share of $1.70 (the “Initial Investment”) and (ii) additional shares of Common Stock with an aggregate purchase price of no less than $40 million through open market purchases during the one-year period commencing on the closing of the Services and Investment Agreement (the “Closing”), such that as of the first anniversary of the Closing, ESAS will own shares of Common Stock with an aggregate cost basis of at least $50 million, subject to certain extensions and exceptions (the “Remaining Investment” and together with the Initial Investment, the “Investment”). As a performance incentive under the Services and Investment Agreement, on March 31, 2015, the Company issued to ESAS warrants (the “Warrants”) to purchase an aggregate of 80,000,000 shares of Common Stock (the “Warrant Shares”), subject to certain terms and conditions. The Services and Investment Agreement and the Warrants are more fully described in the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2015, and the information included in such report is hereby incorporated by reference in this Item 1.01.

Pursuant to the Registration Rights Agreement, EXCO agreed to prepare and file with the SEC the following registration statements:

•	not later than April 21, 2015, a Registration Statement on Form S-3 with respect to the resale by ESAS or its affiliates of the Common Stock issued in connection with the Initial Investment. EXCO has also agreed to use its best efforts to have such registration statement declared effective by the SEC by June 30, 2015 or sooner, if practicable. A Registration Statement on Form S-3 covering the resale of Common Stock issued in connection with the Initial Investment was filed with the SEC on April 21, 2015 in satisfaction of the foregoing requirement.

•	not later than 20 calendar days after the Closing, a Registration Statement on Form S-3 with respect to the resale by ESAS or its affiliates of the Warrants and the Warrant Shares. EXCO has agreed to use its best efforts to have such registration statement declared effective by the SEC by 90 calendar days after the Closing or sooner, if practicable.

•	from time to time by the date that is 20 calendar days after receiving a request by ESAS or any of its affiliates, a Registration Statement on Form S-3 with respect to the resale by

ESAS or its affiliates of the Common Stock to be acquired in connection with Remaining Investment; provided, that (i) there shall not be more than one such request during each of the Company’s fiscal quarterly periods and (ii) the securities to be registered must include at least 1,000,000 shares of Common Stock, or, in the aggregate, have an anticipated offering price of more than $5,000,000, calculated in accordance with Rule 457(c) under the Securities Act of 1933, as amended (the “Securities Act”) on the business day preceding such request. EXCO has agreed to use its best efforts to have such registration statement declared effective by the SEC by 90 calendar days after receiving such request by ESAS or its affiliates or sooner, if practicable.

Pursuant to the Registration Rights Agreement, EXCO has also agreed to provide certain demand registration rights pursuant to which holders of a majority of the then outstanding securities eligible to be registered under the Registration Rights Agreement, including the Common Stock to be acquired in connection with the Investment, the Warrants, the Warrant Shares and any shares of Common Stock otherwise acquired by eligible holders (collectively, the “Registrable Securities”), may request the registration of all or part of such holders’ Registrable Securities; provided, that (i) there shall not be more than one such request during each of the Company’s fiscal quarterly periods and (ii) the Registrable Securities to be registered must include at least 1,000,000 shares of Common Stock, or, in the aggregate, have an anticipated offering price, net of underwriting discounts and commissions, of more than $5,000,000, calculated in accordance with Rule 457(c) under the Securities Act on the business day preceding such request. EXCO has also agreed to provide incidental registration rights, subject to certain terms and conditions, for eligible holders to participate in underwritten public offerings of the Company’s Common Stock that are initiated on behalf of the Company or certain other holders of the Company’s securities with registration rights. The Registration Rights Agreement contains customary terms and conditions for a transaction of this type.

If EXCO is unable to meet the deadlines described above, ESAS shall be entitled to seek specific performance of EXCO’s obligations thereunder. EXCO has also agreed to indemnify holders against certain liabilities under the Securities Act and under any federal or state law or regulation of any governmental authority in respect of any such resale registration.

Registration Rights Waivers

The Company is a party to the First Amended and Restated Registration Rights Agreement originally dated as of October 3, 2005, as amended and restated as of December 30, 2005, among EXCO and the investors named therein (the “2005 Registration Rights Agreement”) and the Registration Rights Agreement dated March 28, 2007 in respect of 7.0% Cumulative Convertible Perpetual Preferred Stock and Hybrid Preferred Stock, among the Company and the investors named therein (the “2007 Registration Rights Agreement”). Pursuant to the Services and Investment Agreement, prior to entering into the proposed Registration Rights Agreement, EXCO was required to seek a waiver from the holders of certain of the Company’s securities with registration rights under the 2005 Registration Rights Agreement and the 2007 Registration Rights Agreement (each a “Waiver” and collectively, the “Waivers”). In addition, the Waivers amended the 2005 Registration Rights Agreement to, among other things, modify the incidental registration rights of the holders of certain securities under the 2005 Registration Rights Agreement to provide that EXCO is no longer required to register shares on a proposed registration statement that are the subject of a then effective registration statement. Upon receipt of all of the Waivers on April 21, 2015, the Waivers became effective as to all holders thereof.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and the Waivers and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Registration Rights Agreement and the Waivers, which are filed as exhibits to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of April 21, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC.
10.2	Registration Rights Waiver, dated as of April 10, 2015, by and among EXCO Resources, Inc. and Jeffrey D. Benjamin.
10.3	Registration Rights Waiver, dated as of April 10, 2015, by and among EXCO Resources, Inc. and Robert L. Stillwell.
10.4	Registration Rights Waiver, dated as of April 10, 2015, by and among EXCO Resources, Inc. and Harold L. Hickey.
10.5	Registration Rights Waiver, dated as of April 13, 2015, by and among EXCO Resources, Inc. and Advent Capital (No. 3) Limited, Clearwater Insurance Company, Clearwater Select Insurance Company, Fairfax Financial Holdings Master Trust Fund, Northbridge General Insurance Company, Odyssey Reinsurance Company, RiverStone Insurance Limited, Zenith Insurance Company and Hamblin Watsa Investment Counsel, Ltd.
10.6	Registration Rights Waiver, dated as of April 13, 2015, by and among EXCO Resources, Inc. and OCM EXCO Holdings, LLC, OCM Principal Opportunities Fund IV Delaware, L.P., OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and Oaktree Value Opportunities Fund Holdings, L.P.
10.7	Registration Rights Waiver, dated as of April 21, 2015, by and among EXCO Resources, Inc. and WLR IV Exco AIV One, L.P., WLR IV Exco AIV Two, L.P., WLR IV Exco AIV Three, L.P., WLR IV Exco AIV Four, L.P., WLR IV Exco AIV Five, L.P., WLR IV Exco AIV Six, L.P., WLR Select Co-Investment XCO AIV, L.P., WLR/GS Master Co-Investment XCO AIV, L.P. and WLR IV Parallel ESC, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: April 27, 2015	By:	/s/ William L. Boeing
Name: William L. Boeing
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of April 21, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC.
10.2	Registration Rights Waiver, dated as of April 10, 2015, by and among EXCO Resources, Inc. and Jeffrey D. Benjamin.
10.3	Registration Rights Waiver, dated as of April 10, 2015, by and among EXCO Resources, Inc. and Robert L. Stillwell.
10.4	Registration Rights Waiver, dated as of April 10, 2015, by and among EXCO Resources, Inc. and Harold L. Hickey.
10.5	Registration Rights Waiver, dated as of April 13, 2015, by and among EXCO Resources, Inc. and Advent Capital (No. 3) Limited, Clearwater Insurance Company, Clearwater Select Insurance Company, Fairfax Financial Holdings Master Trust Fund, Northbridge General Insurance Company, Odyssey Reinsurance Company, RiverStone Insurance Limited, Zenith Insurance Company and Hamblin Watsa Investment Counsel, Ltd.
10.6	Registration Rights Waiver, dated as of April 13, 2015, by and among EXCO Resources, Inc. and OCM EXCO Holdings, LLC, OCM Principal Opportunities Fund IV Delaware, L.P., OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and Oaktree Value Opportunities Fund Holdings, L.P.
10.7	Registration Rights Waiver, dated as of April 21, 2015, by and among EXCO Resources, Inc. and WLR IV Exco AIV One, L.P., WLR IV Exco AIV Two, L.P., WLR IV Exco AIV Three, L.P., WLR IV Exco AIV Four, L.P., WLR IV Exco AIV Five, L.P., WLR IV Exco AIV Six, L.P., WLR Select Co-Investment XCO AIV, L.P., WLR/GS Master Co-Investment XCO AIV, L.P. and WLR IV Parallel ESC, L.P.